Exhibit 23.2

                                ARTHUR ANDERSEN LLP




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 5, 1999 included in Advanced Energy Industries, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



                                                       /s/ Arthur Andersen LLP




          Denver, Colorado
          May 24, 1999.